Acquisitions, Divestitures, Assets and Liabilities Held for Sale, Licensing Arrangements, Research and Development and Collaborative Arrangements, Equity-Method Investments and Privately Held Investment
12 Months Ended
Dec. 31, 2018
Business Combinations, Discontinued Operations And Disposal Groups, Collaborative Arrangements And Equity Method Investments [Abstract]
Acquisitions, Divestitures, Assets and Liabilities Held for Sale, Licensing Arrangements, Research and Development and Collaborative Arrangements, Equity-Method Investments and Privately Held Investment
Acquisitions, Divestitures, Assets and Liabilities Held for Sale, Licensing Arrangements, Research and Development and Collaborative Arrangements, Equity-Method Investments and Privately Held Investment

A. Acquisitions
AstraZeneca’s Small Molecule Anti-Infectives Business (EH)
On December 22, 2016, which fell in the first fiscal quarter of 2017 for our international operations, we acquired the development and commercialization rights to AstraZeneca’s small molecule anti-infectives business, primarily outside the U.S., including the commercialization and development rights to the marketed products Zavicefta™ (ceftazidime-avibactam), Merrem™/Meronem™ (meropenem) and Zinforo™ (ceftaroline fosamil), and the clinical development assets ATM-AVI and CXL (ceftaroline fosamil-AVI). In 2017, under the terms of the agreement, we made payments of approximately $605 million to AstraZeneca related to the transaction. We made an additional milestone payment of $125 million in our first fiscal quarter of 2018 and we made a deferred payment of $175 million to AstraZeneca in January 2019. In addition, we may be required to pay an additional milestone payment of $75 million if the related milestone is achieved prior to December 31, 2021, and up to $600 million if sales of Zavicefta™ exceed certain thresholds prior to January 1, 2026, as well as tiered royalties on sales of Zavicefta™ and ATM-AVI in certain markets for a period ending on the later of 10 years from first commercial sale or the loss of patent protection or loss of regulatory exclusivity. The total royalty payments are unlimited during the royalty term and the undiscounted payments are expected to be in the range of approximately $327 million to $553 million. The total fair value of consideration transferred for AstraZeneca’s small molecule anti-infectives business was approximately $1,040 million inclusive of cash paid of $555 million and the fair value of contingent consideration of $485 million (which is composed of the deferred payment, the $50 million milestone payment made in the second quarter of 2017, the $125 million milestone payment made in our first fiscal quarter of 2018 and the future expected milestone and royalty payments). In connection with this acquisition, we recorded $894 million in Identifiable intangible assets, consisting of $728 million in Developed technology rights and $166 million in IPR&D. We also recorded $92 million in Other current assets related to the economic value of inventory which was retained by AstraZeneca for sale on our behalf, $73 million in Goodwill and $19 million of net deferred tax liabilities. The final allocation of the consideration transferred to the assets acquired and the liabilities assumed has been completed.

Medivation, Inc. (IH)
On September 28, 2016, we acquired Medivation for $81.50 per share. The total fair value of consideration transferred for Medivation was approximately $14.3 billion in cash ($13.9 billion, net of cash acquired). Of this consideration, approximately $365 million was not paid as of December 31, 2016, and was recorded in Other current liabilities. The remaining consideration was paid as of December 31, 2017. Medivation is a wholly-owned subsidiary of Pfizer. Medivation is a biopharmaceutical company focused on developing and commercializing small molecules for oncology. Medivation’s portfolio includes Xtandi (enzalutamide), an androgen receptor inhibitor that blocks multiple steps in the androgen receptor signaling pathway within tumor cells. Xtandi is approved for the treatment of castration-resistant prostate cancer. In the third quarter of 2018, upon the approval of Xtandi in the U.S. for the treatment of men with non-metastatic castration-resistant prostate cancer, we transferred the remaining IPR&D value of Xtandi to Developed technology rights (see Note 10A). Xtandi is being developed and commercialized through a collaboration with Astellas. Astellas has exclusive commercialization rights for Xtandi outside the U.S. The Medivation portfolio also includes talazoparib, which was approved by the FDA in October 2018, under the trade name Talzenna, for the treatment of adults with germline BRCA-mutated HER2-negative locally advanced or metastatic breast cancer and is currently in development for other types of cancer. In connection with this acquisition, we recorded $12.2 billion in Identifiable intangible assets, primarily consisting of $8.1 billion of Developed technology rights with an average useful life of approximately 12 years and $4.1 billion of IPR&D, and recorded $6.1 billion of Goodwill, $4.0 billion of net income tax liabilities, and $259 million of assumed contingent consideration of which $35 million has been paid through December 31, 2018. In 2017 and 2016, we recorded measurement period adjustments to the estimated fair values initially recorded in 2016, which resulted in a reduction in Identifiable intangible assets of approximately $1.0 billion with a corresponding change to Goodwill and net income tax liabilities. The measurement period adjustments were recorded to better reflect market participant assumptions about facts and circumstances existing as of the acquisition date. The 2017 results included a decrease of approximately $38 million to Amortization of intangible assets which reflected the cumulative pre-tax impact of the measurement period adjustments to Identifiable intangible assets that were amortized to the income statement since the acquisition date. The measurement period adjustments did not result from intervening events subsequent to the acquisition date. The final allocation of the consideration transferred to the assets acquired and the liabilities assumed has been completed.
Bamboo Therapeutics, Inc. (IH)
On August 1, 2016, we acquired all the remaining equity in Bamboo, a privately-held biotechnology company focused on developing gene therapies for the potential treatment of patients with certain rare diseases relating to neuromuscular conditions and those affecting the central nervous system, for $150 million, plus potential milestone payments of up to $495 million contingent upon the progression of key assets through development, regulatory approval and commercialization. The total fair value of the consideration transferred for Bamboo was approximately $343 million, including cash of $130 million ($101 million, net of cash acquired), contingent consideration of $167 million, consisting of milestone payments, and the fair value of Pfizer’s previously held equity interest in Bamboo of $45 million. We previously purchased a minority stake in Bamboo in the first quarter of 2016 for a payment of approximately $43 million. Upon acquiring the remaining interest in Bamboo in the third quarter of 2016, we recognized a gain of $2 million on our existing investment in Other (income)/deductions––net over the one-year allocation period. This acquisition provides us with several clinical and pre-clinical assets that complement our rare disease portfolio, an advanced recombinant Adeno-associated virus vector design and production technology, and a fully functional Phase I/II gene therapy manufacturing facility. Bamboo is a wholly-owned subsidiary of Pfizer. In connection with this acquisition, we recorded $330 million of Identifiable intangible assets, consisting entirely of IPR&D. We also recorded $142 million of Goodwill and $94 million of net deferred tax liabilities. The final allocation of the consideration transferred to the assets acquired and the liabilities assumed has been completed.

Anacor Pharmaceuticals, Inc. (IH)
On June 24, 2016, we acquired Anacor for $99.25 per share. The total fair value of consideration transferred for Anacor was approximately $4.9 billion in cash ($4.5 billion net of cash acquired), plus $698 million debt assumed. Anacor is a wholly-owned subsidiary of Pfizer. Anacor is a biopharmaceutical company focused on novel small-molecule therapeutics derived from its boron chemistry platform. Anacor’s crisaborole, a non-steroidal topical PDE-4 inhibitor with anti-inflammatory properties, was approved by the FDA in December 2016 under the trade name, Eucrisa. In connection with this acquisition, we recorded $698 million as the fair value of notes payable in cash, and recorded $4.9 billion in Identifiable intangible assets, primarily consisting of $4.8 billion of IPR&D, and recorded $646 million of Goodwill and $346 million of net income tax liabilities. The final allocation of the consideration transferred to the assets acquired and the liabilities assumed has been completed.

B. Divestitures
Sale of Hospira Infusion Systems Net Assets to ICU Medical, Inc. (EH)
On October 6, 2016, we announced that we entered into a definitive agreement under which ICU Medical agreed to acquire all of our global infusion systems net assets, HIS, for approximately $1 billion in cash and ICU Medical common stock. HIS includes IV pumps, solutions, and devices. As a result of the performance of HIS relative to ICU Medical’s expectations, on January 5, 2017 we entered into a revised agreement with ICU Medical under which ICU Medical would acquire HIS for up to approximately $900 million, composed of cash and contingent cash consideration, ICU Medical common stock and seller financing.
The revised transaction closed on February 3, 2017. At closing, we received 3.2 million newly issued shares of ICU Medical common stock (as originally agreed), which we initially valued at approximately $428 million (based upon the closing price of ICU Medical common stock on the closing date less a discount for lack of marketability) and which were reported as equity securities at fair value in Long-term investments on the consolidated balance sheet as of December 31, 2017. Upon the sale of these shares in 2018, we realized a full gain of $302 million on these securities, although our income statement only reflects a gain of $47 million as the balance of the previously unrealized gain was recorded as a cumulative effect adjustment upon the adoption of a new accounting standard (see Note 1B). We also received a promissory note in the amount of $75 million, which was repaid in full as of December 31, 2017, and net cash of approximately $200 million before customary adjustments for net working capital, which is reported in Other investing activities, net on the consolidated statement of cash flows for the year-ended December 31, 2017. In addition, we are entitled to receive a contingent amount of up to an additional $225 million in cash based on ICU Medical’s achievement of certain cumulative performance targets for the combined company through December 31, 2019. We recognized a pre-tax gain of approximately $1 million in 2018 and pre-tax losses of $55 million in 2017 in Other (income)/deductions––net, representing adjustments to amounts previously recorded in 2016 to write down the HIS net assets to fair value less costs to sell. For additional information, see Note 4.
The sale of the HIS net assets was fully completed in all jurisdictions as of year-end 2018.
In connection with the sale transaction, we entered into certain transitional agreements designed to facilitate the orderly transition of the HIS net assets to ICU Medical. These agreements primarily related to administrative services, and were provided for a period of 24 months after the closing date. We will also manufacture and supply certain HIS products for ICU Medical and ICU Medical will manufacture and supply certain retained Pfizer products for us after closing, generally for a term of five years. These agreements are not material to Pfizer and none confers upon us the ability to influence the operating and/or financial policies of ICU Medical subsequent to the sale.
At December 31, 2016, we determined that the carrying value of the HIS net assets held for sale exceeded their fair value less estimated costs to sell, resulting in a pre-tax impairment charge of $1.7 billion, which is included in Other (income)/deductions––net for the year ended December 31, 2016 (see Note 4). The decline in value resulted from lower expectations as to future cash flows to be generated by HIS, primarily as a result of an increase in competition for customer contracts and pricing factors that were not initially anticipated.

Contribution Agreement Between Pfizer and Allogene Therapeutics, Inc. (WRD)
In April 2018, Pfizer and Allogene announced that the two companies entered into a contribution agreement for Pfizer’s portfolio of assets related to allogeneic CAR T therapy, an investigational immune cell therapy approach to treating cancer. Under this agreement, Allogene received from Pfizer rights to pre-clinical and clinical CAR T assets, all of which were previously licensed to Pfizer from French cell therapy company, Cellectis, beginning in 2014 and French pharmaceutical company, Servier, beginning in 2015. Allogene assumed responsibility for all potential financial obligations to both Cellectis and Servier. Pfizer will continue to participate financially in the development of the CAR T portfolio through an ownership stake in Allogene. Separately, Pfizer continues to maintain its approximate 7% ownership stake in Cellectis that was obtained in 2014 as part of the licensing agreement in which Pfizer obtained exclusive rights to pursue the development and commercialization of certain Cellectis CAR T therapies in exchange for an upfront payment of $80 million, as well as potential future development, regulatory and commercial milestone payments and royalties. In connection with the Allogene transaction, Pfizer recognized a non-cash $50 million pre-tax gain in Other (income)/deductions––net in the second quarter of 2018, representing the difference between the $127 million fair value of the equity investment received and the book value of assets transferred (including an allocation of goodwill) (see Note 4).
In October 2018, Allogene consummated an initial public offering of new shares of its common stock, which resulted in Pfizer’s preferred stock converting into common stock and a decrease in our ownership percentage from approximately 25% to approximately 18% as of December 31, 2018. The closing price on the day of the initial public offering was $25 per share. Beginning as of the date of the initial public offering, our investment in Allogene is being measured at fair value with changes in fair value recognized in net income (see Note 4).
Sale of Phase 2b Ready AMPA Receptor Potentiator for CIAS to Biogen Inc. (WRD)
In April 2018, we sold our Phase 2b ready AMPA receptor potentiator for CIAS to Biogen. We received $75 million upfront and have the opportunity to receive up to $515 million in future development and commercialization milestones, as well as tiered royalties in the low-to-mid-teen percentages. We recognized the $75 million upfront payment in Other (income)/deductions––net in the second quarter of 2018 (see Note 4). In the fourth quarter of 2018, we recognized an additional $10 million milestone in Other (income)/deductions––net (see Note 4). We will record the other milestones and royalties to Other (income)/deductions––net when due, or earlier if we have sufficient experience to determine such amounts are not probable of significant reversal.
Divestiture of Neuroscience Assets (WRD)
In September 2018, we and Bain Capital entered into a transaction to create a new biopharmaceutical company, Cerevel, to continue development of a portfolio of clinical and preclinical stage neuroscience assets primarily targeting disorders of the central nervous system including Parkinson’s disease, epilepsy, Alzheimer’s disease, schizophrenia and addiction. These assets were part of the neuroscience discovery and early development efforts, which we announced we were ending in January 2018. In connection with this transaction, we out-licensed the portfolio to Cerevel in exchange for a 25% ownership stake in Cerevel’s parent company, Cerevel Therapeutics, Inc., and potential future regulatory and commercial milestone payments and royalties. Bain Capital has committed to invest $350 million to develop the portfolio, with the potential for additional funding as the assets advance. In connection with the transaction, we recognized a non-cash $343 million pre-tax gain in Other (income)/deductions––net in the third quarter of 2018, representing the fair value of the equity investment received as the assets transferred had a book value of $0 (see Note 4). Our investment in Cerevel Therapeutics, Inc. is reported in Long-term investments on the consolidated balance sheet as of December 31, 2018.
C. Assets and Liabilities Held for Sale
On December 19, 2018, we announced that we entered into a definitive agreement with GSK under which we and GSK have agreed to combine our respective consumer healthcare businesses into a new consumer healthcare joint venture that will operate globally under the GSK Consumer Healthcare name. In exchange for contributing our Consumer Healthcare business, we will receive a 32% equity stake in the company and GSK will own the remaining 68%. The transaction is expected to close in the second half of 2019, subject to customary closing conditions including GSK shareholder approval and required regulatory approvals. Upon the closing of the transaction, we will deconsolidate our Consumer Healthcare business and recognize a gain for the difference in the fair value of our 32% equity stake in the company and the carrying value of our Consumer Healthcare business. We will account for our 32% equity stake in the company after closing of the transaction as an equity-method investment. Assets and liabilities associated with our Consumer Healthcare business were reclassified as held for sale in the consolidated balance sheet as of December 31, 2018. The Consumer Healthcare business assets held for sale are reported in Assets held for sale and Consumer Healthcare business liabilities held for sale are reported in Liabilities held for sale. This includes the Consumer Healthcare business tax assets and liabilities related to fully dedicated consumer healthcare subsidiaries. The amounts associated with the Consumer Healthcare business, as well as other assets classified as held for sale consisted of the following:

	As of December 31,
(MILLIONS OF DOLLARS)	2018	2017
Assets Held for Sale
Cash and cash equivalents	$32	$—
Trade accounts receivable, less allowance for doubtful accounts	532	—
Inventories	538	—
Other current assets	56	—
PP&E	675	—
Identifiable intangible assets, less accumulated amortization	5,763	—
Goodwill	1,972	—
Noncurrent deferred tax assets and other noncurrent tax assets	54	—
Other noncurrent assets	57	—
Total Consumer assets held for sale	9,678	—
Other assets held for sale(a)	46	12
Assets held for sale	$9,725	$12

Liabilities Held for Sale

Trade accounts payable	$406	$—
Income taxes payable	39	—
Accrued compensation and related items	93	—
Other current liabilities	353	—
Pension benefit obligations, net	39	—
Postretirement benefit obligations, net	33	—
Noncurrent deferred tax liabilities	870	—
Other noncurrent liabilities	56	—
Total Consumer liabilities held for sale	$1,890	$—

(a)	Other assets held for sale consist of PP&E.
As a part of Pfizer, pre-tax income on a management business unit basis for the Consumer Healthcare business was $977 million in 2018, $863 million in 2017 and $780 million in 2016.
D. Licensing Arrangements
Shire International GmbH (IH)
In 2016, we out-licensed PF-00547659, an investigational biologic being evaluated for the treatment of moderate-to-severe inflammatory bowel disease, including ulcerative colitis and Crohn’s disease, to Shire for an upfront payment of $90 million, up to $460 million in development and sales-based milestone payments and potential future royalty payments on commercialized products. The $90 million upfront payment was initially deferred and recognized in Other (income)/deductions––net ratably through December 2017. In the first quarter of 2018, we recognized $75 million in Other (income)/deductions––net for a milestone payment received from Shire related to their first dosing of a patient in a Phase 3 clinical trial of the compound for the treatment of ulcerative colitis, and in the third quarter of 2018, we recognized $35 million in Other (income)/deductions––net for a milestone payment received from Shire related to their first dosing of a patient in a Phase 3 clinical trial of the compound for the treatment of Crohn’s disease (see Note 4).
BionTech AG (WRD)
In August 2018, a multi-year R&D arrangement went into effect between BionTech AG (BionTech), a privately held company, and Pfizer to develop mRNA-based vaccines for prevention of influenza (flu). In September 2018, we made an upfront payment of $50 million to BionTech, which was recorded in Research and development expenses, and BionTech is eligible to receive up to an additional $325 million in future development and sales based milestones and future royalty payments associated with worldwide sales. As part of the transaction, we also purchased 169,670 newly-issued ordinary shares of BionTech for $50 million in the third quarter of 2018, which are reported in Long-term investments in the consolidated balance sheet as of December 31, 2018.
E. Research and Development and Collaborative Arrangements
We adopted a new accounting standard for revenue recognition and changed our accounting policies with respect to collaborative arrangements accordingly. For additional information, see Note 1B.
Research and Development Arrangement with NovaQuest Co-Investment Fund II, L.P.
On November 1, 2016, we announced the discontinuation of the global clinical development program for bococizumab. During December 2016, $31.3 million was refunded to NovaQuest representing amounts NovaQuest prepaid for development costs (under the May 2016 agreement described below) that were not used for program expenses due to the discontinuation of the development program. No additional payments have been or are expected to be received from or paid to NovaQuest with respect to this agreement, which was terminated effective as of November 18, 2016.
In May 2016, our agreement with NovaQuest became effective, under which NovaQuest agreed to fund up to $250 million in development costs related to certain Phase 3 clinical trials of Pfizer’s bococizumab compound and Pfizer agreed to use commercially reasonable efforts to develop and obtain regulatory approvals for such compound. NovaQuest’s development funding was expected to cover up to 40% of the development costs and was to be received over five quarters during 2016 and 2017. As there was a substantive and genuine transfer of risk to NovaQuest, the development funding applicable to program expenses during 2016 was recognized as an obligation to perform contractual services and therefore has been recognized as a reduction of Research and development expenses as incurred. The reduction to Research and development expenses for 2016 totaled $180.3 million.
Research and Development Arrangement with NovaQuest Co-Investment Fund V, L.P.
In April 2016, Pfizer entered into an agreement with NovaQuest under which NovaQuest would fund up to $200 million in development costs related to certain Phase 3 clinical trials of Pfizer’s rivipansel compound and Pfizer will use commercially reasonable efforts to develop and obtain regulatory approvals for such compound. NovaQuest’s development funding is expected to cover up to 100% of the development costs and will be received over approximately 13 quarters from 2016 through the second quarter of 2019 after which Pfizer will be responsible for the remaining development costs. As there is a substantive and genuine transfer of risk to NovaQuest, the development funding is recognized by us as an obligation to perform contractual services and therefore is a reduction of Research and development expenses as incurred. The reduction to Research and development expenses totaled $57.6 million for 2018, $72.1 million for 2017 and $46.6 million for 2016. Following potential regulatory approval, NovaQuest will be eligible to receive a combination of fixed milestone payments of up to approximately $267 million in total, based on achievement of first commercial sale and certain levels of cumulative net sales as well as royalties on rivipansel net sales over approximately eight years. Fixed sales-based milestone payments will be recorded as intangible assets and amortized to Amortization of intangible assets over the estimated commercial life of the rivipansel product and royalties on net sales will be recorded as Cost of sales when incurred.
Research and Development Arrangement with RPI Finance Trust
In January 2016, Pfizer entered into an agreement with RPI, a subsidiary of Royalty Pharma, under which RPI would fund up to $300 million in development costs related to certain Phase 3 clinical trials of Pfizer’s Ibrance (palbociclib) product primarily for adjuvant treatment of hormone receptor positive early breast cancer (the Indication). RPI’s development funding is expected to cover up to 100% of the costs primarily for the applicable clinical trials until the second quarter of 2020 after which Pfizer will be responsible for the remaining cost of the trials. As there is a substantive and genuine transfer of risk to RPI, the development funding is recognized by us as an obligation to perform contractual services and therefore is a reduction of Research and development expenses as incurred. The reduction to Research and development expenses totaled $99.3 million for 2018, $75.6 million for 2017 and $44.9 million for 2016. If successful and upon approval of Ibrance in the U.S. or certain major markets in the EU for the Indication based on the applicable clinical trials, RPI will be eligible to receive a combination of approval-based fixed milestone payments of up to $250 million dependent upon results of the clinical trials and royalties on certain Ibrance sales over approximately seven years. Fixed milestone payments due upon approval will be recorded as intangible assets and amortized to Amortization of intangible assets over the estimated commercial life of the Ibrance product and sales-based royalties will be recorded as Cost of sales when incurred.
Collaborative Arrangements
In the normal course of business, we enter into collaborative arrangements with respect to in-line medicines, as well as medicines in development that require completion of research and regulatory approval. Collaborative arrangements are contractual agreements with third parties that involve a joint operating activity, typically a research and/or commercialization effort, where both we and our partner are active participants in the activity and are exposed to the significant risks and rewards of the activity. Our rights and obligations under our collaborative arrangements vary. For example, we have agreements to co-promote pharmaceutical products discovered by us or other companies, and we have agreements where we partner to co-develop and/or participate together in commercializing, marketing, promoting, manufacturing and/or distributing a drug product.

The following table provides the amounts and classification of payments (income/(expense)) between us and our collaboration partners:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2018	2017	2016
Revenues—Revenues(a)	$571	$606	$659
Revenues—Alliance revenues(b)	3,838	2,927	1,746
Total revenues from collaborative arrangements	4,409	3,533	2,405
Cost of sales(c)	(296)	(329)	(315)
Selling, informational and administrative expenses(d)	(90)	(54)	(5)
Research and development expenses(e)	162	222	64
Other income/(deductions)—net(f)	281	249	542

(a)	Represents sales to our partners of products manufactured by us.

(b)	Substantially all relates to amounts earned from our partners under co-promotion agreements. The increases in 2018 and 2017 reflect increases in alliance revenues from Eliquis and Xtandi.

(c)
Primarily relates to amounts paid to collaboration partners for their share of net sales or profits earned in collaboration arrangements where we are the principal in the transaction, and cost of sales associated with inventory purchased from our partners.

(d)	Represents net reimbursements to our partners for selling, informational and administrative expenses incurred.

(e)
Primarily relates to upfront payments and pre-approval milestone payments earned by our partners as well as net reimbursements. The upfront and milestone payments were as follows: $50 million in 2018, $15 million in 2017 and $15 million in 2016. Our collaboration with Lilly (see below) also includes reimbursements of $98 million in 2018, $147 million in 2017 and $120 million in 2016.

(f)
Primarily relates to royalties from our collaboration partners. The decrease in 2017 is due to the October 31, 2016 expiration of our 36 month royalty arrangement on sales of Enbrel in the U.S. and Canada, partially offset by a full year of royalties earned in 2017, versus a partial year in 2016, on Xtandi ex-U.S. sales.

The amounts disclosed in the above table do not include transactions with third parties other than our collaboration partners, or other costs associated with the products under the collaborative arrangements.
In addition, in connection with our collaborative arrangements, we paid post-approval milestones of $140 million in 2017 related to our collaboration with Merck KGaA (see below). These payments were recorded in Identifiable intangible assets––Developed technology rights. We did not pay post-approval milestones to collaboration partners in 2018 or 2016. We also recorded milestones earned related to our collaboration with Merck (see below) of $40 million in 2018 to Other (income)/deductions––net and $150 million in 2017, substantially all of which was included in the adjustment to increase the opening balance of Retained earnings upon the adoption of a new accounting standard for revenue recognition, effective January 1, 2018 (see Note 1B).

Collaboration with Merck & Co., Inc. (IH)

Under a worldwide collaboration agreement, except for Japan, we collaborated with Merck on the clinical development of ertugliflozin and ertugliflozin-containing fixed-dose combinations with metformin and Januvia (sitagliptin) tablets, which were approved by the FDA in December 2017 and the European Commission in March 2018 as Steglatro, Segluromet and Steglujan. Merck exclusively promotes Steglatro and the two fixed-dose combination products and we share revenues and certain costs with Merck on a 60%/40% basis, with Pfizer having the 40% share.
In the first quarter of 2017, we received a $90 million milestone payment from Merck upon the FDA’s acceptance for review of the NDAs for ertugliflozin and two fixed-dose combinations (ertugliflozin plus Januvia (sitagliptin) and ertugliflozin plus metformin), which, as of December 31, 2017, was deferred and primarily reported in Other noncurrent liabilities, and through December 31, 2017, was being recognized in Other (income)/deductions––net over a multi-year period. As of December 31, 2017, we were due a $60 million milestone payment from Merck, which we received in the first quarter of 2018, in conjunction with the approval of ertugliflozin by the FDA. As of December 31, 2017, the $60 million due from Merck was deferred and primarily reported in Other noncurrent liabilities. In the first quarter of 2018, in connection with the approval of ertugliflozin in the EU, we recognized a $40 million milestone payment from Merck in Other (income)/deductions––net (see Note 4). We are eligible for additional payments associated with the achievement of future commercial milestones. In the first quarter of 2018, in connection with the adoption of a new accounting standard, as of January 1, 2018, the $60 million of deferred income and approximately $85 million of the $90 million of deferred income associated with the above-mentioned milestone payments were recorded to and included in the $584 million cumulative effect adjustment to Retained earnings. See Note 1B for additional information.
Collaboration with Eli Lilly & Company (IH)

In 2013, we entered into a collaboration agreement with Lilly to jointly develop and globally commercialize Pfizer’s tanezumab, which provides that Pfizer and Lilly will equally share product-development expenses as well as potential revenues and certain product-related costs. We received a $200 million upfront payment from Lilly in accordance with the collaboration agreement between Pfizer and Lilly, which was deferred and primarily reported in Other noncurrent liabilities, and through December 31, 2017, was being recognized in Other (income)/deductions––net over a multi-year period beginning in the second quarter of 2015. Pfizer and Lilly resumed the Phase 3 chronic pain program for tanezumab in July 2015. The FDA granted Fast Track designation for tanezumab for the treatment of chronic pain in patients with osteoarthritis A and chronic low back pain in June 2017. Under the collaboration agreement with Lilly, we are eligible to receive additional payments from Lilly upon the achievement of specified regulatory and commercial milestones. In the first quarter of 2018, in connection with the adoption of a new accounting standard, as of January 1, 2018, approximately $107 million of deferred income associated with the above-mentioned upfront payment was recorded to and included in the $584 million cumulative effect adjustment to Retained earnings. See Note 1B for additional information. Approximately $37 million of the upfront payment continues to be deferred, of which approximately $30 million is reported in Other current liabilities and approximately $8 million is reported in Other noncurrent liabilities as of December 31, 2018. This amount is expected to be recognized in Other (income)/deductions––net over the remaining development period for the product between 2019 and 2020.
Collaboration with Merck KGaA (IH)

In November 2014, we entered into a collaborative arrangement with Merck KGaA, to jointly develop and commercialize avelumab, currently approved as Bavencio for metastatic MCC and for patients with locally advanced or metastatic UC in certain countries and in development as a potential treatment for multiple other types of cancer. We and Merck KGaA are exploring the therapeutic potential of this novel anti-PD-L1 antibody as a single agent as well as in various combinations with our and Merck KGaA’s broad portfolio of approved and investigational oncology therapies. Also, as part of the agreement, we gave Merck KGaA certain co-promotion rights for Xalkori in the U.S. and several other key markets. Under the terms of the agreement, in the fourth quarter of 2014, we made an upfront payment of $850 million to Merck KGaA and Merck KGaA is eligible to receive regulatory and commercial milestone payments of up to approximately $2.0 billion. During 2017, we made $140 million in milestone payments to Merck KGaA, which were recorded in Identifiable intangible assets––Developed technology rights, for approvals of avelumab received in 2017 for the MCC indication in the U.S., the EU and Japan, and for the metastatic UC indication in the U.S. Both companies jointly fund the majority of development and commercialization costs, and split equally any profits generated from selling any products containing avelumab from this collaboration. In September 2018, the companies announced positive top-line results from the pivotal Phase 3 JAVELIN Renal 101 study evaluating Bavencio (avelumab) in combination with Inlyta (axitinib), compared with Sutent (sunitinib) as initial therapy for patients with advanced RCC. In December 2018, both companies amended the collaborative agreement such that Pfizer will be solely responsible for the development and commercialization of its anti PD-1 antibody. Under the terms of the amended agreement, Pfizer paid Merck KGaA an up-front payment and we will make a potential milestone and tiered royalty payments should the Pfizer anti PD-1 antibody achieve regulatory and commercial success.

F. Equity-Method Investments

Investment in Hisun Pfizer Pharmaceuticals Company Limited (EH)

In September 2012, we and Hisun, a leading pharmaceutical company in China, formed a new company, Hisun Pfizer, to develop, manufacture, market and sell pharmaceutical products, primarily branded generic products, predominately in China. Hisun Pfizer was established with registered capital of $250 million, of which our portion was $122.5 million. As a result of the contributions from both parties, Hisun Pfizer holds a broad portfolio of branded generics covering cardiovascular disease, infectious disease, oncology, mental health and other therapeutic areas.

We accounted for our interest in Hisun Pfizer as an equity-method investment, due to the significant influence we had over the operations of Hisun Pfizer through our board representation, minority veto rights and 49% voting interest. Our investment in Hisun Pfizer was reported in Long-term investments, and our share of Hisun Pfizer’s net income was recorded in Other (income)/deductions––net.

On November 10, 2017, we sold our 49% equity share in Hisun Pfizer to Sapphire I (HK) Holdings Limited, an investment fund managed by Hillhouse Capital, for a total of $286 million in cash which included our carrying value of $270 million in cash plus $16 million to cover certain taxes incurred on the transaction. As a result of the sale transaction, we recognized a loss of $81 million in the fourth quarter of 2017 for the recognition in earnings of the currency translation adjustment associated with our investment. After the sale transaction, Hisun Pfizer changed its name but retained its current rights to manufacture, sell and distribute all of Hisun Pfizer’s currently marketed and pipeline products in China. We are providing technical, manufacturing and regulatory services in connection with a technology transfer process being run by Hisun Pfizer to support Hisun Pfizer’s objective that the products that we had previously licensed to Hisun Pfizer, will in the future, be manufactured locally in China. We continue to supply certain products to Hisun Pfizer for a period of time, after the sale transaction, to facilitate a smooth transition.
In 2016, we determined that we had other-than-temporary declines in the value of Hisun Pfizer, and, therefore, we recognized a loss of $452 million in Other (income)/deductions––net (see Note 4), consisting of losses recognized in the first, second and fourth quarters of 2016. In the first and second quarters of 2016, we determined that we had other-than-temporary declines in the value of Hisun Pfizer and, therefore, we recognized a loss of $81 million and $130 million, respectively. The declines in value resulted from lower expectations as to the future cash flows to be generated by Hisun Pfizer, primarily as a result of an increase in risk due to the continued slowdown in the Chinese economy and changes in the expected timing and number of new product introductions by Hisun Pfizer. In the fourth quarter of 2016, we recognized a loss of $241 million to reduce the carrying value of our investment in Hisun Pfizer to approximately $270 million at December 31, 2016.
In valuing our investment in Hisun Pfizer, we used discounted cash flow techniques, reflecting our best estimate of the various risks inherent in the projected cash flows, and a nominal terminal year growth factor. Some of the more significant estimates and assumptions inherent in this approach include: the amount and timing of the projected net cash flows, which include the expected impact of competitive, legal, economic and/or regulatory forces on the products; the long-term growth rate, which seeks to project the sustainable growth rate over the long-term; and the discount rate, which seeks to reflect the various risks inherent in the projected cash flows, including country risk.

Investment in Laboratório Teuto Brasileiro S.A. (EH)

We entered into an agreement on June 30, 2017 to exit our investment in Teuto, a 40%-owned generics company in Brazil, and sell our 40% interest in Teuto to the majority shareholders. As part of the agreement, we waived our option to acquire the remaining 60% of Teuto, and Teuto’s other shareholders have waived their option to sell their 60% stake in the company to us. As a result, in the second quarter of 2017, we recognized a net loss of approximately $30 million in Other (income)/deductions––net (see Note 4), which included the impairment of our equity-method investment in Teuto, the reversal of a contingent liability associated with the majority shareholders’ option to sell their 60% stake in the company to us, and the recognition in earnings of the currency translation adjustment associated with the Teuto investment. The transaction closed on August 16, 2017.

In 2016, we determined that we had an other-than-temporary decline in the value of Teuto, and, therefore, in 2016, we recognized a loss of $50 million in Other (income)/deductions––net (see Note 4) related to our equity-method investment. The decline in value resulted from lower expectations as to the future cash flows to be generated by Teuto, primarily due to a slowdown in Brazilian economic conditions, which have been impacted by political risk, higher inflation, and the depreciation of the Brazilian Real.

In valuing our investment in Teuto, we used discounted cash flow techniques, reflecting our best estimate of the various risks inherent in the projected cash flows, and a nominal terminal year growth factor. Some of the more significant estimates and assumptions inherent in this approach include: the amount and timing of the projected net cash flows, which include the expected impact of competitive, legal, economic and/or regulatory forces on the products; the long-term growth rate, which seeks to project the sustainable growth rate over the long-term; and the discount rate, which seeks to reflect the various risks inherent in the projected cash flows, including country risk.

G. Privately Held Investment

AM-Pharma B.V. (WRD)

In April 2015, we acquired a minority equity interest in AM-Pharma, a privately-held Dutch biopharmaceutical company focused on the development of human recombinant Alkaline Phosphatase (recAP) for inflammatory diseases, and secured an exclusive option to acquire the remaining equity in the company. The option became exercisable after completion of a Phase 2 trial of recAP for the treatment of Acute Kidney Injury related to sepsis in the first quarter of 2018. We declined to exercise the option and the option expired unexercised during the second quarter of 2018. Under the terms of the agreement, we originally paid $87.5 million for both the exclusive option and the minority equity interest, which was recorded as a cost-method investment in Long-term investments. During the fourth quarter of 2017, we recognized a loss of $43 million in Other (income)/deductions––net (see Note 4) for an impairment of our long-term investment.